    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common                        UNIF GIFT MIN ACT-__________Custodian_________
TEN ENT - as tenants by the entireties                                    (Cust)            (Minor)
JT TEN  - as joint tenants with right                                  under Uniform Gifts to Minors
          of survivorship and not as                                   Act__________________________
          tenants in common                                                         (State)

            Additional abbreviations may also be used though not in the above list.




       For Value Received,______________hereby sell, assign and transfer unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER
        CERTIFYING NUMBER OF ASSIGNEE
    --------------------------------------

    --------------------------------------

-------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

-----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:
      --------------------------



                              -----------------------------------------------
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed:




----------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, MEMBERS SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN    GUARANTEE MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.





        KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT
        CERTIFICATE.



 ---------------------------------- ----------------------------------------------------
     AMERICAN BANK NOTE COMPANY     PRODUCTION COORDINATOR: STEVE KOWALSKI: 215-830-2197
        680 BLAIR MILL ROAD                       PROOF OF OCTOBER 6, 1999
         HORSHAM, PA 19004                            INFOHIGHWAY
          (215) 657-3480                              H 63717 BACK
 ---------------------------------- ----------------------------------------------------
 SALES: J. NAPOLITANO: 212-593-5700       OPERATOR:                     EG
 ---------------------------------- ----------------------------------------------------
    ZIP NEW/(INFOHIGHWAY/H63717                           NEW

    NUMBER                    INFOHIGHWAY                     SHARES

  IW                   COMMUNICATIONS CORPORATION

            INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                            CUSIP 45665E 10 0
                                            SEE REVERSE FOR CERTAIN DEFINITIONS

  THIS CERTIFIES THAT









  is the owner of

  FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE, OF
                      INFOHIGHWAY COMMUNICATIONS CORPORATION

(the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to all of the terms and conditions contained in the Certificate of incorporation and all amendments thereto. Upon request, the Corporation will furnish without charge to the holder hereof a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as may be established from time to time, by the Certificate of Incorporation of the corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

    WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


       /s/ Charles N. Garber


       Chief Financial Officer and Secretary            Chief Executive Officer

                                    [LOGO]

                             COUNTERSIGNED AND REGISTERED
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                           (NEW YORK, NY)
                                                    TRANSFER AGENT AND REGISTRAR


                                                       AUTHORIZED SIGNATURE


---------------------------------- ----------------------------------------------------
    AMERICAN BANK NOTE COMPANY     PRODUCTION COORDINATOR, STEVE KOWALSKI: 215-830-2197
      680 BLAIR MILL ROAD                         PROOF OF OCTOBER 6, 1999
       HORSHAM, PA 19044                               INFOHIGHWAY
        (215) 657-3480                                 H 63717 FACE
---------------------------------- ----------------------------------------------------
SALES:  J. NAPOLITANO 212-593-5700       OPERATOR:                        eg
---------------------------------- ----------------------------------------------------
   ZIP NEW 7/INFOHIGHWAY/H63717                            NEW
---------------------------------- ----------------------------------------------------